UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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the Securities Exchange Act of 1934

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Illumina, Inc.
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On May 8, 2023, Illumina, Inc. (“Illumina”) issued the following press release in connection with Illumina’s 2023 Annual Meeting of Stockholders:

Illumina Sends Letter to Shareholders Highlighting Board Strength, Weakness of Icahn’s “Plan”

●	Illumina is led by its world-class Board members and has best-in-class governance practices
●	Carl Icahn’s recently released “plan” demonstrates his lack of understanding of both Illumina and the genomics industry
●	Illumina requests shareholders to vote the WHITE proxy card today FOR all nine of Illumina’s director nominees
●	Annual Meeting will be held virtually on May 25, 2023, at 10:00 am Pacific Time (1:00 pm Eastern Time)
●	For more information, visit www.IlluminaForward.com

SAN DIEGO, May 8, 2023 /PRNewswire/ -- Illumina (NASDAQ: ILMN), a global leader in DNA sequencing and array-based technologies, today issued a shareholder letter highlighting the strength of its Board and noting that Carl Icahn’s “plan” for Illumina is sloppy and uninformed.

Illumina’s Board of Directors urges shareholders to protect their investment and future of the company by voting the WHITE proxy card today FOR all nine of the company’s highly qualified director nominees and not for Carl Icahn’s unfit three nominees. The Annual Meeting will be held on May 25, 2023, at 10:00 am Pacific Time (1:00 pm Eastern Time). Shareholders of record as of close of business on April 3, 2023, are entitled to vote at the meeting, no matter how many or how few shares they own.

The full text of the letter follows:

VOTE USING THE WHITE PROXY CARD TODAY IN SUPPORT OF ILLUMINA’S NINE HIGHLY QUALIFIED DIRECTORS

May 8, 2023
Dear Shareholder,

You may have been following the news regarding Illumina’s upcoming Annual Meeting and investor Carl Icahn’s self-serving and deliberately misleading campaign against our company. We are writing today to remind you of our commitment to deliver value to our shareholders and the importance of voting the WHITE proxy card FOR all nine of Illumina’s director nominees. Your investment in Illumina is at stake.

Carl Icahn is attempting to replace our deeply experienced Board nominees John Thompson, Francis deSouza, CEO, and Robert Epstein, MD, with three of his unqualified nominees. Illumina’s Board does not endorse Carl Icahn or his unqualified nominees and believes the election of any such nominees would detract from Illumina’s core business and deprive the Board of critical leadership and perspective required for the execution of the business. Icahn’s nominees bring NO additive skills, NO relevant industry experience, and NO independence from Icahn.

Illumina’s Board of Directors requests that shareholders reject all three of Carl Icahn’s nominees by voting the WHITE proxy card today FOR all nine of the company’s highly qualified director nominees. The Annual Meeting will be held on May 25, 2023, at 10:00 am Pacific Time (1:00 pm Eastern Time). Shareholders of record as of close of business on April 3, 2023, are entitled to vote at the meeting.

Illumina leadership team and Board are focused on driving shareholder value

We are committed to delivering returns to our shareholders, and we appreciate your continued support of our business and leadership. We are confident in our strategy to drive long-term shareholder value through a balanced investment approach in breakthrough innovations for future growth and improved operating leverage through disciplined expense management. To further our commitment, we outlined a cost reduction plan with our first quarter results.

Illumina’s Board is independent and brings the right mix of experience in business, healthcare, science and technology

Illumina has a strong position as the global leader in research and clinical genomics, led by its world-class Board members, who bring the highest personal character, integrity, and ethical standards, and reflect a range of professional backgrounds and skills relevant to Illumina’s business. The Board is led by an independent chair, John Thompson, and all nine members are independent, with the exception of the Chief Executive Officer, Francis deSouza. Illumina’s Board has been continually refreshed, with seven new directors appointed in the last seven years, and the directors possess the right skill sets and experiences to advance our strategic goals for value creation: seven directors have technology and innovation experience; seven have life sciences experience; and five have financial expertise.

Carl Icahn’s baseless attacks have targeted three of our deeply experienced Board members. Mr. Thompson has led high-growth companies for more than four decades. He is currently a director at Microsoft and was previously CEO at Symantec, during which he was ranked as one of The Best-Performing CEOs in the World, according to Harvard Business Review in 2010. Mr. deSouza has ten years of experience in the genomics industry and has led our company further into the clinical setting and significantly expanded our commercial footprint. Because of his extensive experience developing and commercializing technologies, establishing industry partnerships and opening new markets, he is uniquely capable of leading Illumina as it innovates for the future. Dr. Epstein brings deep understanding of clinical genomics, experience with payors and reimbursement and an understanding of the risks and opportunities associated with operating in markets regulated by the FDA and other global regulatory bodies.

Mr. Thompson, Mr. deSouza, and Dr. Epstein together have a unique collection of strengths and experience that is critical to our Board, and their leadership and expertise are unnecessarily at risk.

Carl Icahn’s recently released “plan” demonstrates his lack of understanding of both Illumina and the genomics industry

Carl Icahn recently released a sloppy and poorly researched letter detailing a so-called “plan” for Illumina. What’s clear, especially with this most recent “plan,” is that Icahn and his team do not understand Illumina’s business – neither the business model nor the upfront, multi-year nature of R&D.  As one example, Icahn asks if there is an opportunity to pursue partnerships. In fact, Illumina already has more partnerships than any other organization in genomics. This has long been core to our business strategy and many of these partnerships have been publicly disclosed and details are available in our public filings.

Further, Icahn is not a long-term Illumina shareholder – he bought his first share on February 13, 2023, seven days before he requested a questionnaire to nominate directors – and his firm owns less than 1.5% of Illumina’s outstanding common shares.

He has made it clear that his three director nominees, who are all current or former Icahn employees, would represent his interests on the Board of Illumina and answer to him, not to the shareholders of Illumina. His sole argument rests on the false belief that his nominees will be able to push to divest GRAIL and do it faster than Illumina’s Board.

His arguments are flawed on multiple levels:
1)	Illumina is on the fastest path to maximize value and is committed to concluding the legal process of GRAIL by early 2024.
2)	Neither he, nor his nominees, understand the regulatory process of GRAIL, stating that he hasn’t “really studied it.”[1]
3)	Icahn’s reckless “pull the plug” on GRAIL strategy only guarantees to increase the risk of fines and a suboptimal divestiture process for all shareholders.
4)	Illumina leadership under Francis is generating breakthrough products and delivering results even against a challenging backdrop.
5)
In the core business, which Mr. Icahn continues to demonstrate he does not understand, Illumina is executing on the right plan to maximize patient impact and shareholder value – with a balanced growth strategy across the business and commitment to higher margins resulting in mid-teens revenue growth and high-teens operating profit growth over time.

6)	The truth is that Mr. Icahn is singularly focused on Board seats as a means to advance his own agenda.
7)
Mr. Icahn stated plainly that he wanted “his guys” – Jesse Lynn, Andrew Teno, and Vincent Intrieri – on the Board precisely because they are not independent, and he controls them. “My guys answer to me,” was his curt rationale to explain why a highly qualified independent candidate known to him was unacceptable.[2]

8)
Each of Icahn’s nominees confirmed that he did not have any expertise in Illumina’s core business. This most recent “plan” from Icahn and his team further demonstrates this. None of the Icahn nominees offered any specific recommendations or insights to the Board’s Nominating/Corporate Governance Committee or any evidence of independence from Mr. Icahn (in fact, they proudly asserted their allegiance to Icahn).

To date, Icahn’s campaign has employed baseless character assassination and innuendo in place of an actionable alternative to Illumina’s plan. There is no substance in his “plan” and his uninformed questions serve more to distract from a lack of new ideas than as a coherent alternative to maximize value for Illumina shareholders. Illumina welcomes the opportunity to discuss those questions – or ideally more relevant and forward-looking questions – with our investors.

Carl Icahn’s real focus has not been on our business but rather on electing all three of his unfit nominees who collectively bring ZERO relevant experience as directors to our Board.

The Board does not endorse Carl Icahn or his unqualified nominees and believes the election of any such nominees would detract from Illumina’s long-term strategy.

1 Per CNBC interview on 14 Mar 2023.
2 Per 2 Mar 2023 conversation between Illumina and Carl Icahn.

Illumina’s Board of Directors urges shareholders to protect their investment and reject all three of Carl Icahn’s nominees by voting the WHITE proxy card today FOR all nine of the company’s highly qualified director nominees. The Annual Meeting will be held virtually on May 25, 2023, at 10:00 am Pacific Time (1:00 pm Eastern Time). Shareholders of record as of close of business on April 3, 2023, are entitled to vote at the meeting.

The Board does not endorse Carl Icahn or his unqualified nominees and believes the election of any such nominees would detract from Illumina’s long-term strategy. Illumina firmly believes that it has the right team and strategy in place to deliver long-term sustainable value for shareholders.

PLEASE VOTE THE WHITE PROXY CARD TODAY

Your Board recommends that you vote the WHITE proxy card FOR ALL NINE of Illumina’s nominees. We urge you NOT to vote using any gold proxy card from Carl Icahn or Icahn Partners LP and certain of its affiliates. Please disregard and discard any gold proxy card. Please note that if you inadvertently voted using Icahn’s gold proxy card, you may cancel that vote simply by voting again TODAY using the company’s WHITE proxy card. Only your latest-dated vote counts. Additional information related to the Annual Meeting can be found at IlluminaForward.com.

On behalf of Illumina’s Board of Directors, thank you again for your continued trust in and support of Illumina.

Sincerely,

Board of Directors
Illumina, Inc.

YOUR VOTE IS IMPORTANT!

Please follow the easy instructions on the enclosed WHITE proxy card or in the accompanying email.

If you have any questions, or need assistance in voting your shares please call our proxy solicitor:

INNISFREE M&A INCORPORATED

1 (800) 422-8620
(toll-free from the U.S. and Canada)
or
+1 (412) 232-3651
(from other countries)

Remember, if you hold your shares in more than one account,
you will receive separate notifications for each account.
Please be sure to vote ALL your accounts
using the WHITE proxy card relating to each account.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding mandates, the future, business plans and other statements that are not historical in nature. These statements are made on the basis of Illumina’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Illumina does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements. Among the important factors to which our business is subject that could cause actual results to differ materially from those in any forward-looking statements are: (i) changes in the rate of growth in the markets we serve; (ii) the volume, timing and mix of customer orders among our products and services; (iii) our ability to adjust our operating expenses to align with our revenue expectations; (iv) our ability to manufacture robust instrumentation and consumables; (v) the success of products and services competitive with our own; (vi) challenges inherent in developing, manufacturing, and launching new products and services, including expanding or modifying manufacturing operations and reliance on third-party suppliers for critical components; (vii) the impact of recently launched or pre-announced products and services on existing products and services; (viii) our ability to modify our business strategies to accomplish our desired operational goals; (ix) our ability to realize the anticipated benefits from prior or future actions to streamline and improve our R&D processes, reduce our operating expenses and maximize our revenue growth; (x) our ability to further develop and commercialize our instruments, consumables, and products, including Galleri™, the cancer screening test developed by GRAIL, to deploy new products, services, and applications, and to expand the markets for our technology platforms; (xi) the risks and costs associated with our ongoing inability to integrate GRAIL due to the interim measures imposed on us by the European Commission as a result of their prohibition of our acquisition of GRAIL; (xii) the risks and costs associated with the integration of GRAIL’s business if we are ultimately able to integrate GRAIL; (xiii) the risk that disruptions from the consummation of our acquisition of GRAIL and associated legal or regulatory proceedings, including related appeals, or obligations will harm our business, including current plans and operations; (xiv) the risk of incurring fines associated with the consummation of our acquisition of GRAIL and the possibility that we may be required to divest all or a portion of the assets or equity interests of GRAIL on terms that could be materially worse than the terms on which we acquired GRAIL; (xv) our ability to obtain approval by third-party payors to reimburse patients for our products; (xvi) our ability to obtain regulatory clearance for our products from government agencies; (xvii) our ability to successfully partner with other companies and organizations to develop new products, expand markets, and grow our business; (xviii) uncertainty, or adverse economic and business conditions, including as a result of slowing or uncertain economic growth, COVID-19 pandemic mitigation measures, or armed conflict; (xix) the application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments and (xx) legislative, regulatory and economic developments, together with the factors set forth in Illumina’s Annual Report on Form 10-K for the year ended January 1, 2023 under the caption “Risk Factors”, in information disclosed in public conference calls, the date and time of which are released beforehand, and in filings with the Securities and Exchange Commission (the “SEC”) including, among others, quarterly reports on Form 10-Q.

Additional Information and Where to Find It

Illumina has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Illumina’s 2023 Annual Meeting of Stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY ILLUMINA AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Illumina free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Illumina are also available free of charge by accessing Illumina’s website at www.illumina.com.

Note regarding GRAIL

The European Commission adopted an order on September 6, 2022 prohibiting Illumina’s acquisition of GRAIL. We have filed an appeal of the Commission’s decision. The Commission has also adopted an order requiring Illumina and GRAIL to be held and operated as distinct and separate entities for an interim period. Compliance with the order is monitored by an independent Monitoring Trustee. During this period, Illumina and GRAIL are not permitted to share confidential business information unless legally required, and GRAIL must be run independently, exclusively in the best interests of GRAIL. Commercial interactions between the two companies must be undertaken at arm’s length.

Participants

Illumina, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Illumina. Information about Illumina’s executive officers and directors, including information regarding the direct or indirect interests, by security holdings or otherwise, is available in Illumina’s definitive proxy statement for its 2023 Annual Meeting, which was filed with the SEC on April 20, 2023. To the extent holdings by our directors and executive officers of Illumina securities reported in the proxy statement for the 2023 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

Investors:

Salli Schwartz
858-291-6421
IR@illumina.com

Media:

David McAlpine
347-327-1336
PR@illumina.com

Steve Lipin
Gladstone Place Partners
212-230-5930

On May 8, 2023, the following letter was shared with Illumina’s shareholders in connection with Illumina’s 2023 Annual Meeting of Stockholders:

VOTE USING THE WHITE PROXY CARD TODAY IN SUPPORT OF ILLUMINA’S NINE HIGHLY QUALIFIED DIRECTORS

May 8, 2023
Dear Shareholder,
You may have been following the news regarding Illumina’s upcoming Annual Meeting and investor Carl Icahn’s self-serving and deliberately misleading campaign against our company. We are writing today to remind you of our commitment to deliver value to our shareholders and the importance of voting the WHITE proxy card FOR all nine of Illumina’s director nominees. Your investment in Illumina is at stake.
Carl Icahn is attempting to replace our deeply experienced Board nominees John Thompson, Francis deSouza, CEO, and Robert Epstein, MD, with three of his unqualified nominees. Illumina’s Board does not endorse Carl Icahn or his unqualified nominees and believes the election of any such nominees would detract from Illumina’s core business and deprive the Board of critical leadership and perspective required for the execution of the business. Icahn’s nominees bring NO additive skills, NO relevant industry experience, and NO independence from Icahn.
Illumina’s Board of Directors requests that shareholders reject all three of Carl Icahn’s nominees by voting the WHITE proxy card today FOR all nine of the company’s highly qualified director nominees. The Annual Meeting will be held on May 25, 2023, at 10:00 am Pacific Time (1:00 pm Eastern Time). Shareholders of record as of close of business on April 3, 2023, are entitled to vote at the meeting.

Illumina leadership team and Board are focused on driving shareholder value
We are committed to delivering returns to our shareholders, and we appreciate your continued support of our business and leadership. We are confident in our strategy to drive long-term shareholder value through a balanced investment approach in breakthrough innovations for future growth and improved operating leverage through disciplined expense management. To further our commitment, we outlined a cost reduction plan with our first quarter results.
Illumina’s Board is independent and brings the right mix of experience in business, healthcare, science and technology
Illumina has a strong position as the global leader in research and clinical genomics, led by its world-class Board members, who bring the highest personal character, integrity, and ethical standards, and reflect a range of professional backgrounds and skills relevant to Illumina’s business. The Board is led by an independent chair, John Thompson, and all nine members are independent, with the exception of the Chief Executive Officer, Francis deSouza. Illumina’s Board has been continually refreshed, with seven new directors appointed in the last seven years, and the directors possess the right skill sets and experiences to advance our strategic goals for value creation: seven directors have technology and innovation experience; seven have life sciences experience; and five have financial expertise.

Carl Icahn’s baseless attacks have targeted three of our deeply experienced Board members. Mr. Thompson has led high-growth companies for more than four decades. He is currently a director at Microsoft and was previously CEO at Symantec, during which he was ranked as one of The Best-Performing CEOs in the World, according to Harvard Business Review in 2010. Mr. deSouza has ten years of experience in the genomics industry and has led our company further into the clinical setting and significantly expanded our commercial footprint. Because of his extensive experience developing and commercializing technologies, establishing industry partnerships and opening new markets, he is uniquely capable of leading Illumina as it innovates for the future. Dr. Epstein brings deep understanding of clinical genomics, experience with payors and reimbursement and an understanding of the risks and opportunities associated with operating in markets regulated by the FDA and other global regulatory bodies.
Mr. Thompson, Mr. deSouza, and Dr. Epstein together have a unique collection of strengths and experience that is critical to our Board, and their leadership and expertise are unnecessarily at risk.
Carl Icahn’s recently released “plan” demonstrates his lack of understanding of both Illumina and the genomics industry
Carl Icahn recently released a sloppy and poorly researched letter detailing a so-called “plan” for Illumina. What’s clear, especially with this most recent “plan,” is that Icahn and his team do not understand Illumina’s business – neither the business model nor the upfront, multi-year nature of R&D.  As one example, Icahn asks if there is an opportunity to pursue partnerships. In fact, Illumina already has more partnerships than any other organization in genomics. This has long been core to our business strategy and many of these partnerships have been publicly disclosed and details are available in our public filings.
Further, Icahn is not a long-term Illumina shareholder – he bought his first share on February 13, 2023, seven days before he requested a questionnaire to nominate directors – and his firm owns less than 1.5% of Illumina’s outstanding common shares.
He has made it clear that his three director nominees, who are all current or former Icahn employees, would represent his interests on the Board of Illumina and answer to him, not to the shareholders of Illumina. His sole argument rests on the false belief that his nominees will be able to push to divest GRAIL and do it faster than Illumina’s Board.
His arguments are flawed on multiple levels:
1)	Illumina is on the fastest path to maximize value and is committed to concluding the legal process of GRAIL by early 2024.
2)	Neither he, nor his nominees, understand the regulatory process of GRAIL, stating that he hasn’t “really studied it.”[1]
3)	Icahn’s reckless “pull the plug” on GRAIL strategy only guarantees to increase the risk of fines and a suboptimal divestiture process for all shareholders.
4)	Illumina leadership under Francis is generating breakthrough products and delivering results even against a challenging backdrop.
5)
In the core business, which Mr. Icahn continues to demonstrate he does not understand, Illumina is executing on the right plan to maximize patient impact and shareholder value – with a balanced growth strategy across the business and commitment to higher margins resulting in mid-teens revenue growth and high-teens operating profit growth over time.

6)	The truth is that Mr. Icahn is singularly focused on Board seats as a means to advance his own agenda.
7)
Mr. Icahn stated plainly that he wanted “his guys” – Jesse Lynn, Andrew Teno, and Vincent Intrieri – on the Board precisely because they are not independent, and he controls them. “My guys answer to me,” was his curt rationale to explain why a highly qualified independent candidate known to him was unacceptable.[2]

8)
Each of Icahn’s nominees confirmed that he did not have any expertise in Illumina’s core business. This most recent “plan” from Icahn and his team further demonstrates this. None of the Icahn nominees offered any specific recommendations or insights to the Board’s Nominating/Corporate Governance Committee or any evidence of independence from Mr. Icahn (in fact, they proudly asserted their allegiance to Icahn).

__________________________
1 Per CNBC interview on 14 Mar 2023.
2 Per 2 Mar 2023 conversation between Illumina and Carl Icahn.

To date, Icahn’s campaign has employed baseless character assassination and innuendo in place of an actionable alternative to Illumina’s plan. There is no substance in his “plan” and his uninformed questions serve more to distract from a lack of new ideas than as a coherent alternative to maximize value for Illumina shareholders. Illumina welcomes the opportunity to discuss those questions – or ideally more relevant and forward-looking questions – with our investors.
Carl Icahn’s real focus has not been on our business but rather on electing all three of his unfit nominees who collectively bring ZERO relevant experience as directors to our Board.
The Board does not endorse Carl Icahn or his unqualified nominees and believes the election of any such nominees would detract from Illumina’s long-term strategy.
Illumina’s Board of Directors urges shareholders to protect their investment and reject all three of Carl Icahn’s nominees by voting the WHITE proxy card today FOR all nine of the company’s highly qualified director nominees. The Annual Meeting will be held virtually on May 25, 2023, at 10:00 am Pacific Time (1:00 pm Eastern Time). Shareholders of record as of close of business on April 3, 2023, are entitled to vote at the meeting.
The Board does not endorse Carl Icahn or his unqualified nominees and believes the election of any such nominees would detract from Illumina’s long-term strategy. Illumina firmly believes that it has the right team and strategy in place to deliver long-term sustainable value for shareholders.

PLEASE VOTE THE WHITE PROXY CARD TODAY
Your Board recommends that you vote the WHITE proxy card FOR ALL NINE of Illumina’s nominees. We urge you NOT to vote using any gold proxy card from Carl Icahn or Icahn Partners LP and certain of its affiliates. Please disregard and discard any gold proxy card. Please note that if you inadvertently voted using Icahn’s gold proxy card, you may cancel that vote simply by voting again TODAY using the company’s WHITE proxy card. Only your latest-dated vote counts. Additional information related to the Annual Meeting can be found at IlluminaForward.com.
On behalf of Illumina’s Board of Directors, thank you again for your continued trust in and support of Illumina.
Sincerely,
Board of Directors
Illumina, Inc.

YOUR VOTE IS IMPORTANT!

Please follow the easy instructions on the enclosed WHITE proxy card or in the accompanying email.

If you have any questions, or need assistance in voting your shares please call our proxy solicitor:

INNISFREE M&A INCORPORATED

1 (800) 422-8620
(toll-free from the U.S. and Canada)
or
+1 (412) 232-3651
(from other countries)

Remember, if you hold your shares in more than one account,
you will receive separate notifications for each account.
Please be sure to vote ALL your accounts
using the WHITE proxy card relating to each account.

Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding mandates, the future, business plans and other statements that are not historical in nature. These statements are made on the basis of Illumina’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Illumina does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements. Among the important factors to which our business is subject that could cause actual results to differ materially from those in any forward-looking statements are: (i) changes in the rate of growth in the markets we serve; (ii) the volume, timing and mix of customer orders among our products and services; (iii) our ability to adjust our operating expenses to align with our revenue expectations; (iv) our ability to manufacture robust instrumentation and consumables; (v) the success of products and services competitive with our own; (vi) challenges inherent in developing, manufacturing, and launching new products and services, including expanding or modifying manufacturing operations and reliance on third-party suppliers for critical components; (vii) the impact of recently launched or pre-announced products and services on existing products and services; (viii) our ability to modify our business strategies to accomplish our desired operational goals; (ix) our ability to realize the anticipated benefits from prior or future actions to streamline and improve our R&D processes, reduce our operating expenses and maximize our revenue growth; (x) our ability to further develop and commercialize our instruments, consumables, and products, including Galleri™, the cancer screening test developed by GRAIL, to deploy new products, services, and applications, and to expand the markets for our technology platforms; (xi) the risks and costs associated with our ongoing inability to integrate GRAIL due to the interim measures imposed on us by the European Commission as a result of their prohibition of our acquisition of GRAIL; (xii) the risks and costs associated with the integration of GRAIL’s business if we are ultimately able to integrate GRAIL; (xiii) the risk that disruptions from the consummation of our acquisition of GRAIL and associated legal or regulatory proceedings, including related appeals, or obligations will harm our business, including current plans and operations; (xiv) the risk of incurring fines associated with the consummation of our acquisition of GRAIL and the possibility that we may be required to divest all or a portion of the assets or equity interests of GRAIL on terms that could be materially worse than the terms on which we acquired GRAIL; (xv) our ability to obtain approval by third-party payors to reimburse patients for our products; (xvi) our ability to obtain regulatory clearance for our products from government agencies; (xvii) our ability to successfully partner with other companies and organizations to develop new products, expand markets, and grow our business; (xviii) uncertainty, or adverse economic and business conditions, including as a result of slowing or uncertain economic growth, COVID-19 pandemic mitigation measures, or armed conflict; (xix) the application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments and (xx) legislative, regulatory and economic developments, together with the factors set forth in Illumina’s Annual Report on Form 10-K for the year ended January 1, 2023 under the caption “Risk Factors”, in information disclosed in public conference calls, the date and time of which are released beforehand, and in filings with the Securities and Exchange Commission (the “SEC”) including, among others, quarterly reports on Form 10-Q.
Additional Information and Where to Find It
Illumina has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Illumina’s 2023 Annual Meeting of Stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY ILLUMINA AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Illumina free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Illumina are also available free of charge by accessing Illumina’s website at www.illumina.com.
Note regarding GRAIL
The European Commission adopted an order on September 6, 2022 prohibiting Illumina’s acquisition of GRAIL. We have filed an appeal of the Commission’s decision. The Commission has also adopted an order requiring Illumina and GRAIL to be held and operated as distinct and separate entities for an interim period. Compliance with the order is monitored by an independent Monitoring Trustee. During this period, Illumina and GRAIL are not permitted to share confidential business information unless legally required, and GRAIL must be run independently, exclusively in the best interests of GRAIL. Commercial interactions between the two companies must be undertaken at arm’s length.
Participants
Illumina, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Illumina. Information about Illumina’s executive officers and directors, including information regarding the direct or indirect interests, by security holdings or otherwise, is available in Illumina’s definitive proxy statement for its 2023 Annual Meeting, which was filed with the SEC on April 20, 2023. To the extent holdings by our directors and executive officers of Illumina securities reported in the proxy statement for the 2023 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

On May 8, 2023, Illumina updated its website www.IlluminaForward.com, which contains information relating to Illumina's 2023 Annual Meeting of Stockholders. A copy of the updated website content (other than that previously filed) can be found below:

Shareholder Letters & Statements Illumina Sends Letter to Shareholders Highlighting Board Strength, Weakness of Icahn's "Plan" Illumina Issues Shareholder Letter and Requests Shareholders Vote for the Illumina Director Nominees on the WHITE Proxy Card Illumina Urges Shareholders to Vote the WHITE Proxy Card FOR all Nine of Illumina's Nominees Illumina Files Preliminary Proxy, Urging Shareholders to Vote for Its Director Nominees and Withhold for Each Icahn Group Nominee Illumina Issues Statement in Response to Carl Icahn's Letter Illumina Underscores Commitment to Shareholder Value and Responds to Carl Icahn's Statements Illumina Responds to Icahn Partners' Nomination of Directors